Exhibit 10.16.1

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

SECOND AMENDED AND RESTATED

PRODUCED WATER SERVICES AGREEMENT

SECOND AMENDED AND RESTATED

AGREEMENT ADDENDUM 05

GREELEY CRESCENT

This AGREEMENT ADDENDUM 05 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Second Amended and Restated Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016 and recorded in the real property records of Weld County, Colorado on             , as            and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Laramie River DevCo LP, a Delaware limited partnership

Parties	The term “Party” or “Parties” shall refer to the Producer and Midstream Co identified in this Agreement Addendum

Agreement Addendum 05 – Page 1

Second Amended and Restated Produced Water Services Agreement

Effective Date	March 31, 2016

Dedication Area	The Greeley Crescent integrated development plan area, as such area was defined by Producer on the Effective Date, and which consists of the following areas within Weld County, Colorado

Township	Range	Sections
T7N	R67W	ALL
T7N	R66W	ALL
T7N	R65W	ALL
T6N	R65W	ALL
T6N	R66W	ALL
T6N	R67W	1-18, 23, 24, 25, 26, 35, 36
T5N	R67W	1, 2, 11, 12, 13, 14, 23, 24, 25, 26, 35, 36
T5N	R66W	ALL
T5N	R65W	1-12, 14-20, 30
T4N	R67W	1,2, 11, 12, 13, 14, 22-24, 26, 27, 34, 35
T4N	R66W	4-7

Except and excluding the wells, leases and other acreage described in the property exhibits attached to the Releases of Dedication

Individual First Phase Rate	The Individual First Phase Rate shall be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area.

Individual Second Phase Rate	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive disposal services	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive recycling services
	The Individual Second Phase Rate shall be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area.	The Individual Second Phase Rate shall be determined by the Parties prior to Services being provided by Midstream Co to Producer in the Dedication Area.

Deviations from Service Conditions (the specifications in this section supersede the applicable language from Article 7)

NONE

Agreement Addendum 05 – Page 2

Second Amended and Restated Produced Water Services Agreement

Additional Revisions

NONE

Notices and Payments
Notice Address – General Matters & Correspondence

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Financial Officer

                     John F. Bookout, IV

Telephone:   (832) 639-7134

Email:           John.Bookout@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:     Director of USO Finance,

                     Gerald Free

Telephone:    (303) 228-4174

Email: Gerald.Free@nblenergy.com

Notice Address – Operational Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

                     John C. Nicholson

Telephone:   (281) 876-6186

Email:           John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:     Vice President – DJ Business Unit

                     Mark Patteson

Agreement Addendum 05 – Page 3

Second Amended and Restated Produced Water Services Agreement

Notice Address – Force Majeure and Disposal or Recycling interruptions

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Chief Operating Officer

                     John C. Nicholson

Telephone:   (281) 876-6186

Email:           John.Nicholson@nblenergy.com

Producer:

Noble Energy, Inc.

1625 Broadway, Ste 2200

Denver, CO 80202

Attention:     Director of USO Finance,

                     Gerald Free

Telephone:         (303) 228-4174

Email: Gerald.Free@nblenergy.com

Notice Address – Invoicing Matters

Midstream Co:

Midstream Co

c/o Noble Midstream Services, LLC

1001 Noble Energy Way

Houston, TX 77070

Attention:     Ian Dams

Telephone:   (832) 639-7406

Email: ian.dams@nblenergy.com

Producer:

1001 Noble Energy Way

Houston, TX 77070

Attention:     Director of Revenue Accounting

                     John Nedelka

Telephone:   (281) 872-3120

Email:     John.Nedelka@nblenergy.com

Agreement Addendum 05 – Page 4

Second Amended and Restated Produced Water Services Agreement

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 780162447

Account Name: Laramie River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 08805135066

Account Name: Noble Energy, Inc.

Financial Institution: JP Morgan

Bank Swift: CHASUS33

(End of Agreement Addendum 05)

Agreement Addendum 05 – Page 5

Second Amended and Restated Produced Water Services Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016 by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation, on behalf of said corporation.

/s/ Vickie L. Graham
Notary Public in and for the State of Texas

Agreement Addendum 05 – Page 1

Second Amended and Restated Produced Water Services Agreement

“Midstream Co”

LARAMIE RIVER DEVCO LP By: Laramie River DevCo GP LLC By: Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 26th day of April, 2016, by Terry R. Gerhart, Chief Executive Officer of Noble Midstream Services, LLC, a Delaware limited liability company, which is the sole member of Laramie River DevCo GP LLC, which is the general partner of Laramie River DevCo LP, a Delaware limited partnership, on behalf of said company.

/s/ Joanne Garner
Notary Public in and for the State of Texas

Agreement Addendum 05 – Page 2

Second Amended and Restated Produced Water Services Agreement